UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

              New York                  1-9493             13-5670050
    (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)           File Number)      Identification No.)

                  105 Corporate Park Drive
                   White Plains, New York                               10604
          (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On May 4, 2006, the shareholders of Paxar Corporation (the "Company") approved the Paxar 2006 Incentive Compensation Plan (the "Plan") pursuant to a vote at the Company's 2006 Annual Meeting of Shareholders (the "Annual Meeting"). The Plan was approved by the Executive Development and Compensation Committee of the Board of Directors of the Company on January 26, 2006 pending shareholder approval. Pursuant to the Plan, a sub-plan of the Paxar 2000 Long-Term Performance and Incentive Plan, certain named executive officers and other employees were granted long-term incentive awards. Each of the named executive officers in the proxy statement for the Annual Meeting received awards in the form of Performance Shares.

The performance period for the Performance Shares runs from January 1, 2006 through December 31, 2008 (the "Performance Period"). The two performance measures applicable to all participants are the Company's average of the annual return on invested capital during the Performance Period, and cumulative earnings per share for the three-year period. Participants can earn from 0% to 150% of their target shares, as determined by the Company's achievement of performance share measures. If the Company fails to achieve the minimum performance share measures, participants will not receive any of their target shares.

The following table sets forth the awards to the Company's named executive officers:

                                                                              Target No. of
                                                                               Performance
     Name and Title                                                              Shares
     ------------------------------------------------------------------------ --------------

     Robert van der Merwe                                                      30,000
         President and Chief Executive Officer
     Arthur Hershaft                                                           20,000
         Chairman
     James Wrigley                                                             9,000
         President, Europe, Middle East, Africa
     Paul Chu                                                                  9,000
         President, Asia Pacific
     James Martin                                                              9,000
         President, Bar Code and Pricing Solutions
         Group



Item 9.01         Financial Statements and Exhibits.

Exhibit 10.1 Form of Performance Share Agreement for the Paxar 2006 Incentive Compensation Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAXAR CORPORATION
                                   (Registrant)


Date: May 16, 2006                 By:      /s/ Robert S. Stone
                                        ----------------------------------------
                                            Robert S. Stone
                                            Vice President, General Counsel
                                            and Secretary

                                  Exhibit Index


 Exhibit No.      Description
 -----------      -----------

      10.1 Form of Performance Share Agreement for the Paxar 2006 Incentive Compensation Plan.